SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

April 24, 2007

PACIFIC CONTINENTAL CORPORATION
(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)
0001084717	93-1269184
(Commission File Number)	IRS Employer Identification No.

111 West 7th Avenue

Eugene, Oregon 97401

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (541) 686-8685

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Appointment of Principal Officers.

Pacific Continental Corporation, the bank holding company for Pacific Continental Bank, has announced the appointment of Roger Busse to President and Chief Operating Officer and Michael Reynolds to Executive Vice President and Chief Financial Officer for Pacific Continental Corporation. Previously, Mr. Busse and Mr. Reynolds held the title Vice President of Pacific Continental Corporation. Mr. Busse and Mr. Reynolds will retain their titles of President and Chief Operating Officer and Executive Vice President and Chief Financial Officer, respectively, of Pacific Continental Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2007
PACIFIC CONTINENTAL CORPORATION By: /s/Michael A. Reynolds Michael A. Reynolds Executive Vice President, Chief Financial Officer